EXHIBIT 99.2



                            CONSOLIDATED HYDRO, INC.
                                  BALANCE SHEET
                          As of September 14 & 30, 1997


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
                                                                                          SEPTEMBER 30          SEPTEMBER 14
                                                                                         ----------------      --------------

                              ASSETS
                              ------

CURRENT ASSETS:

     Cash and cash equivalents                                                           $        152,005      $        188,625
     Accounts receivable, net                                                                      15,935                19,203
                                                                                         ----------------      ----------------

         Total current assets                                                            $        167,940      $        207,828

     Property, plant and equipment, net                                                         6,179,963             6,136,917
     Intangible assets, net                                                                    13,429,201            13,470,075
     Investments                                                                              292,715,209           292,715,209
     Due from related parties, net                                                             32,330,735            31,728,175
     Long term receivables                                                                      3,655,933             3,653,438
                                                                                         ----------------      ----------------

         Total assets                                                                    $    348,478,981      $    347,911,642
                                                                                         ================      ================

             LIABILITIES AND STOCKHOLDERS' DEFICIT
             -------------------------------------

CURRENT LIABILITIES:

     Accounts payable and accrued expenses                                               $      2,192,262      $      1,972,937
                                                                                         ----------------      ----------------

         Total current liabilities                                                              2,192,262             1,972,937

     Long-term debt payable to related parties                                                307,638,177           306,204,031
     Long-term debt payable to unrelated parties                                              180,002,500           180,002,500
     Deferred credit, state income taxes and other long-term liabilities                       22,845,625            22,845,625
     Accrued interest payable to related parties                                                8,820,345             8,820,345
     Mandatorily redeemable preferred stock, $.01 par value, at redemption value of $1,000 per share, junior in liquidation preference to Series F
         Preferred Stock:
         Series H, 136,950 shares authorized issued and outstanding                           117,875,572           117,875,572
                                                                                         ----------------      ----------------

         Total liabilities and mandatorily redeemable preferred stock                    $    639,374,481      $    637,721,010

STOCKHOLDERS' DEFICIT:

     Preferred stock, $.01 par value, at redemption value of $1,000 per share
         Series F, 56,279 shares authorized issued and outstanding                             49,356,467            49,356,467
         Series G, 56,279 shares authorized issued and outstanding                             49,356,467            49,356,467
     Class A common stock, $.001 par value, 9,000,000 shares authorized,
         3,831,683 unissued shares reserved, 1,834,235 shares issued and
         1,285,762 shares
         outstanding                                                                                1,834                 1,834
     Additional paid-in capital                                                                13,496,720            13,496,720
     Accumulated deficit                                                                     (381,820,625)         (380,709,493)

         Less:    Deferred compensation                                                          (250,000)             (250,000)
                  Treasury stock (common:  548,473 shares), at cost                           (21,061,363)          (21,061,363)
                                                                                        -----------------          ------------

         Total stockholders' deficit                                                    $   (290,895,500)     $   (289,809,368)
                                                                                         ----------------      ----------------

         Total liabilities and stockholders' deficit                                    $    348,478,981      $    347,911,642
                                                                                         ================      ================

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